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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1933

                                  May 22, 2003
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                Date of Report (date of earliest event reported)

                              SERENA SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

         Delaware                        000-25285             94-2669809
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(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)

                          2755 CAMPUS DRIVE 3RD FLOOR,
                              SAN MATEO, CALIFORNIA
                                   94403-2538
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                    (Address of principal executive offices)

                                 (650) 522-6600
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              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following exhibits are filed with this report.

      Exhibit Number                  Description
      --------------          --------------------------------

          99.1                Press Release dated May 22, 2003

ITEMS 9 AND 12. REGULATON FD DISCOLUSRE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 22, 2003, Serena Software Inc. issued a press release announcing its financial results for the quarter ended April 30, 2003. A copy of the press release is furnished as Exhibit 99.1 pursuant to Regulation FD and Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SERENA SOFTWARE INC.

                                 By: /s/ ROBERT I. PENDER JR.
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                                     Robert I. Pender Jr.
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Director

      Dated: May 22, 2003